Exhibit 99.2

SOFT WAVE INNOVATIONS, INC.

FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

UNAUDITED

 SOFT WAVE INNOVATIONS, INC.

FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

UNAUDITED

F-1

SOFT WAVE INNOVATIONS, INC.

BALANCE SHEETS

	September 30,	December 31,
	2014	2013
	(Unaudited)
ASSETS

Current assets:
Cash	$6,292	$1,237
Accounts receivable, net	51,542	40,394
Inventories	2,474	2,474
Prepaid expense and other current assets	—	1,900

Total assets	$60,308	$46,005

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities:
Accounts payable and accrued expenses	$10,010	$28,324
Accrued payroll tax liabilities	129,130	79,998
Loans payable	28,900	28,500
Customer deposit	30,000	1,200
Due to related parties	71,446	60,160
Total current liabilities	269,486	198,182

Stockholders’ deficit:
Common stock, no par value, 100,000,000 shares authorized: 20,400,000 and 16,000,000 shares issued and outstanding at September 30, 2014 and December 31, 2013, respectively	61,500	48,500
Additional paid in capital	102,218	102,218
Accumulated deficit	(372,896)	(302,895)

Total stockholders’ deficit	(209,178)	(152,177)

Total liabilities and stockholders’ deficit	$60,308	$46,005

See accompanying notes to the unaudited financial statements.

F-2

SOFT WAVE INNOVATIONS, INC.

STATEMENTS OF OPERATIONS

	FOR THE THREE MONTHS	FOR THE THREE MONTHS	FOR THE NINE MONTHS	FOR THE NINE MONTHS
	ENDED	ENDED	ENDED	ENDED
	SEPTEMBER 30, 2014	SEPTEMBER 30, 2013	SEPTEMBER 30, 2014	SEPTEMBER 30, 2013
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Net revenues	$101,164	$141,934	$325,192	$358,276

Cost of revenues	39,102	85,047	174,174	191,161

Gross profit	62,062	56,887	151,018	167,115

Operating expenses:
Marketing, selling and advertising expenses	50,884	63,706	129,928	115,261
General and administrative	31,802	19,239	91,092	74,563

Total operating expenses	82,686	82,945	211,020	178,124

Loss from operations	(20,624)	(26,058)	(70,002)	(22,709)

Interest income	—	—	1	1

Loss before provision for income taxes	(20,624)	(26,058)	(70,001)	(22,708)

Provision for income taxes	—	—	—	—

Net loss	$(20,624)	$(26,058)	$(70,001)	$(22,708)

WEIGHTED AVERAGE COMMON SHARES
Basic and Diluted	22,769,231	16,000,000	18,256,410	16,000,000

NET LOSS PER COMMON SHARE:
OUTSTANDING - Basic and Diluted	(0.00)	(0.00)	(0.00)	(0.00)

See accompanying notes to the unaudited financial statements.

F-3

SOFT WAVE INNOVATIONS, INC.

STATEMENTS OF CASH FLOWS

	FOR THE NINE MONTHS	FOR THE NINE MONTHS
	ENDED	ENDED
	SEPTEMBER 30, 2014	SEPTEMBER 30, 2013
	(Unaudited)	(Unaudited)

Cash flows from operating activities:
Net loss	$(70,001)	$(22,708)
Adjustments to reconcile net loss to net cash used in operating activities:

Changes in operating assets and liabilities
Accounts receivable	(11,148)	(29,223)
Prepaid expense and other current assets	1,900	3,225
Accounts payable and accrued expenses	(5,314)	(8,832)
Accrued payroll tax liabilities	49,132	44,605
Customer deposit	28,800	—

Net cash used in operating activities	(6,631)	(12,933)

Cash flows from financing activities:
Proceeds from loans payable	400	6,000
Proceeds from related party advances	18,787	41,000
Repayments on related party advances	(7,501)	(34,356)

Net cash provided by financing activities	11,686	12,644

Net increase (decrease) in cash	5,055	(289)

Cash at beginning of year	1,237	1,399

Cash at end of period	$6,292	$1,110

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for:
Interest	$—	$—
Income taxes	$—	$—

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

Common stock issued for accrued compensation	$13,000	$—

See accompanying notes to the unaudited financial statements.

F-4

SOFT WAVE INNOVATIONS, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS
SEPTEMBER 30, 2014

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Nature of Business

Soft Wave Innovations, Inc. (the “Company”) was incorporated in the State of Arizona in March 2010. The Company’s principal business is focused on the development, manufacturing, marketing and servicing of certain water treatment technology related to an apparatus for generating a multi-vibrational field in worldwide residential, commercial and industrial markets including energy and power generation, petroleum and petrochemical, mining and mineral processing. The Company uses a certain patented technology that reduces and eliminates chemical water treatment which also helps reduce maintenance cost and conserve water.

Basis of presentation and going concern

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and the rules and regulations of the U.S Securities and Exchange Commission for Interim Financial Information. All adjustments (consisting of normal recurring items) necessary to present fairly the Company’s financial position as of September 30, 2014, and the results of operations and cash flows for the nine months ended September 30, 2014 have been included. The results of operations for the nine months ended September 30, 2014 are not necessarily indicative of the results to be expected for the full year. The financial statements should be read in conjunction with the financial statements and notes thereto for the year ended December 31, 2013, which are contained in the Company’s Form 8-K/A as filed with the Securities and Exchange Commission (“SEC”) on January 21, 2015. The balance sheet as of December 31, 2013 was derived from those financial statements.

As reflected in the accompanying financial statements, the Company has incurred net losses of $70,001 for the nine months ended September 30, 2014 and the Company had cash used in operations of $6,631 for the nine months ended September 30, 2014. Additionally the Company has an accumulated deficit and stockholders’ deficit of $372,896 and $209,178, respectively, at September 30, 2014. The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or obtaining the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. The Company’s ability to raise additional capital through future issuances of common stock is unknown. The obtainment of additional financing, the successful development of the Company’s contemplated plan of operations, and its transition, ultimately, to the attainment of profitable operations are necessary for the Company to continue operations. Uncertainty regarding these matters raises substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.  While the Company believes in the viability of its strategy to generate revenues, there can be no assurances to that effect.

Use of estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, expenses, and the related disclosures at the date of the financial statements and during the reporting period. Actual results could materially differ from these estimates. Significant estimates include the valuation of deferred tax assets.

Cash and cash equivalents

The Company considers all highly liquid debt instruments and other short-term investments with maturities of three months or less, when purchased, to be cash equivalents.  The Company maintains cash and cash equivalent balances at one financial institution that is insured by the Federal Deposit Insurance Corporation. The Company’s account at this institution is insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000. As of September 30, 2014, the Company has not reached bank balances exceeding the FDIC insurance limit. To reduce its risk associated with the failure of such financial institution, the Company evaluates at least annually the rating of the financial institution in which it holds deposits.

Accounts receivable and allowance for doubtful accounts

The Company has a policy of reserving for questionable accounts based on its best estimate of the amount of probable credit losses in its existing accounts receivable.  The Company periodically reviews its accounts receivable to determine whether an allowance is necessary based on an analysis of past due accounts and other factors that may indicate that the realization of an account may be in doubt.  Account balances deemed to be uncollectible are charged to the bad debt expense after all means of collection have been exhausted and the potential for recovery is considered remote.

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SOFT WAVE INNOVATIONS, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS
SEPTEMBER 30, 2014

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

As of September 30, 2014 and December 31, 2013, there was allowance for doubtful accounts of $0 and $2,212 respectively. The Company did not record any bad debt expense during the nine months ended September 30, 2014 and 2013.

Inventories

Inventory, consisting of materials that are used to assemble to finished goods related to the Company’s products are stated at the lower of cost or market utilizing the first-in, first-out method.

Fair value measurements and fair value of financial instruments

Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. The Company classifies assets and liabilities recorded at fair value under the fair value hierarchy based upon the observability of inputs used in valuation techniques.  Observable inputs (highest level) reflect market data obtained from independent sources, while unobservable inputs (lowest level) reflect internally developed market assumptions. The fair value measurements are classified under the following hierarchy:

•	Level 1—Observable inputs that reflect quoted market prices (unadjusted) for identical assets and liabilities in active markets;

•	Level 2—Observable inputs, other than quoted market prices, that are either directly or indirectly observable in the marketplace for identical or similar assets and liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets and liabilities; and

•	Level 3—Unobservable inputs that are supported by little or no market activity that is significant to the fair value of assets or liabilities.

The estimated fair value of certain financial instruments, including cash and cash equivalents, prepaid expenses and accounts payable are carried at historical cost basis, which approximates their fair values because of the short-term nature of these instruments.

Impairment of long-lived assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable, or at least annually. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value. The Company did not consider it necessary to record any impairment charges during the nine months ended September 30, 2014 and 2013.

Revenue recognition

The Company follows the guidance of the FASB ASC 605-10-S99 “Revenue Recognition Overall – SEC Materials”. The Company records revenue when persuasive evidence of an arrangement exists, product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured.

The following policies reflect specific criteria for the various revenues streams of the Company:

Revenue from the sale of the Company’s products are recognized upon delivery to the customers.

Revenue for water treatment equipment installation is recognized upon delivery and completion of the installation.

Revenue from periodic maintenance service agreements is generally recognized ratably over the respective maintenance periods provided no significant obligations remain and collectability of the related receivable is probable.

Cost of Sales

The primary components of cost of sales include the cost of the equipment, sales related transportation costs and installation/labor cost.

F-6

SOFT WAVE INNOVATIONS, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS
SEPTEMBER 30, 2014

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Significant Customers

During the nine months ended September 30, 2014, sales to three customers represented approximately 57% of the Company’s net sales (Customer 1 - 14%, Customer 2 – 22% and Customer 3 – 21%). During the nine months ended September 30, 2013 sales to two customers represented approximately 65% of the Company’s net sales (Customer 1 - 54% and Customer 2 – 11%). As of September 30, 2014 and December 31, 2013, the Company had three customers representing approximately 73% of gross accounts receivable (Customer 1 - 17%, Customer 2 – 31% and Customer 3 – 25%) and four customers representing approximately 67% of gross accounts receivable (Customer 1 - 21%, Customer 2 – 15%, Customer 3 – 11% and Customer 4 – 20%), respectively.

Customer Deposit

Customer deposits at September 30, 2014 and December 31, 2013 were $30,000 and $1,200, respectively, which consist of prepayments from customers to the Company. The Company will recognize the prepayments as revenue upon delivery and installation of the Company’s products, in compliance with its revenue recognition policy.

Income taxes

The Company accounts for income taxes pursuant to the provision of ASC 740-10, “Accounting for Income Taxes” which requires, among other things, an asset and liability approach to calculating deferred income taxes. The asset and liability approach requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. A valuation allowance is provided to offset any net deferred tax assets for which management believes it is more likely than not that the net deferred asset will not be realized.

The Company follows the provision of the ASC 740-10 related to Accounting for Uncertain Income Tax Position. When tax returns are filed, some positions taken may be sustained upon examination by the taxing authorities, while others may be subject to uncertainty about the merits of the position taken or the amount of the position that would be ultimately sustained. In accordance with the guidance of ASC 740-10, the benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions. The Company has filed its 2013, 2012, and 2011 income tax returns all of which remain subject to IRS examination.

Stock-based compensation

Stock-based compensation is accounted for based on the requirements of the Share-Based Payment Topic of ASC 718 which requires recognition in the financial statements of the cost of employee and director services received in exchange for an award of equity instruments over the period the employee or director is required to perform the services in exchange for the award (presumptively, the vesting period). The ASC also requires measurement of the cost of employee and director services received in exchange for an award based on the grant-date fair value of the award.  The Company recognizes compensation on a straight-line basis over the requisite service period for each award.  There were no options outstanding as of September 30, 2014. The Company accounts for non-employee stock-based awards in accordance with the measurement and recognition criteria under ASC Topic 505-50.

Pursuant to ASC Topic 505-50, for share-based payments to consultants and other third-parties, compensation expense is determined at the “measurement date.” The expense is recognized over the vesting period of the award. Until the measurement date is reached, the total amount of compensation expense remains uncertain. The Company initially records compensation expense based on the fair value of the award at the reporting date.

Marketing, selling and advertising

Marketing, selling and advertising are expensed as incurred. For the nine months ended September 30, 2014 and 2013, such expenses were $129,928 and $115,261, respectively.

Net loss per share of common stock

Basic net loss per share is computed by dividing the net loss by the weighted average number of common shares during the period. Diluted net loss per share is computed using the weighted average number of common shares and potentially dilutive securities outstanding during the period. At September 30, 2014 and 2013, the Company has no potentially dilutive securities outstanding.

F-7

SOFT WAVE INNOVATIONS, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS
SEPTEMBER 30, 2014

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent accounting pronouncements

Accounting standards which were not effective until after September 30, 2014 are not expected to have a material impact on the Company’s financial position or results of operations.

NOTE 2 – LOANS PAYABLE

During 2012 and 2013, an unrelated party loaned an aggregate of $6,000 and $22,500 to the Company, respectively. In January 2014, this unrelated party loaned an additional $400 which totals to $28,900 to the Company. This loan is non-interest bearing and is due on demand. The proceeds were used for working capital purposes. As of September 30, 2014 and December 31, 2013, loan payable to this unrelated party amounted to $28,900 and $28,500, respectively.

NOTE 3 – RELATED PARTY TRANSACTIONS

Parties are considered to be related to the Company if the parties directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal where one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. The Company discloses all related party transactions. All transactions shall be recorded at fair value of the goods or services exchanged. Property purchased from a related party is recorded at the cost to the related party and any payment to or on behalf of the related party in excess of the cost is reflected as compensation or distribution to related parties depending on the transaction.

From time to time, since inception, three shareholders of the Company provided advances to the Company for working capital purposes. The advances were due on demand and interest free. As of September 30, 2014 and December 31, 2013, loans to related parties amounted to $71,446 and $60,160, respectively. In October 2014, the payment of these advances were waived by the shareholders (see Note 6).

NOTE 4 – STOCKHOLDERS’ DEFICIT

In May 2014, the Company issued 4,400,000 shares of the Company’s common stock to satisfy accrued compensation of $13,000 to a shareholder of the Company.

NOTE 5 – ACCRUED PAYROLL TAX LIABILITIES

The Company has classified certain workers as independent contractors and has accrued a liability for potential employment tax obligations in the event the Internal Revenue Service were to successfully challenge the Company on the basis that the workers should have been classified as employees. Consequently, the Company has recorded accrued employment taxes of $129,130 and $79,998 as of September 30, 2014 and December 31, 2013, respectively which have been included in accrued payroll tax liabilities in the accompanying balance sheets.

NOTE 6 – SUBSEQUENT EVENTS

In October 2014, certain shareholders of the Company waived the payment of advances for a total of $71,446 and accordingly reclassified these to additional paid in capital as stockholders’ capital contribution leaving a balance of advances of $0.

On October 31, 2014, AGT Soft Wave, Inc. (“AGT Soft Wave”) acquired certain assets of the Company, in exchange for 775,000 shares of America Greener Technologies, Inc. (“AGT”) under the terms of an asset purchase agreement by and among the Company, AGT Soft Wave, and AGT. The assets that were acquired included customer contracts, trade names, inventory, tools and parts, and demonstration contracts. AGT Soft Wave is a wholly-owned subsidiary of AGT. Prior to the acquisition, in July 2014, Gary Dean Wilson and Michael Dean Brown, the inventors of certain patented technology used by the Company, assigned all of their right title and interest in and to that certain U.S. Patent No. 8,477,003, Serial No. 13/262.227 for apparatus for generating a multi-vibrational field to AGT in exchange for the payment of royalties. Mr. Wilson is the President and Director of the Company. Consequently, the Company has no business after the assignment of the patent rights and sale of certain assets in connection with the asset purchase agreement.

F-8